Subsequent Events	9 Months Ended	12 Months Ended
	May 31, 2025	Aug. 31, 2024
Subsequent Events
Subsequent Events

15. Subsequent Events

Termination of ATM Facility

On August 21, 2024, we entered into a Capital on Demand™ Sales Agreement, as amended (the “Sales Agreement”), with JonesTrading Institutional Services LLC (the “Agent”), pursuant to which we could issue and sell, from time to time, up to $5,000,000 of our common stock through the Agent, acting as our sales agent or principal. The Company sold an aggregate 14,995 shares under the Sales Agreement for gross proceeds of $38,236. On September 19, 2025, we terminated the Sales Agreement, effective immediately.

September 2025 Offering

Subsequent to the reporting period, on September 26, 2025, we entered into a securities purchase agreement with certain institutional investors, pursuant to which the Company issued and sold to the investors (i) in a registered direct offering, 2,666,667 shares of common stock at a price of $1.50 per share, and (ii) in a concurrent private placement, 2,666,667 common stock purchase warrants exercisable for an aggregate of up to 2,666,667 shares of common stock, at an exercise price of $1.37 per share of common stock.

16. Subsequent Events

Subsequent to the fiscal year end, the Company engaged Mr. Michael Shankman as its Chief Financial Officer to fill the vacancy created when Mr. Cabatuan resigned from this position on July 15, 2024.  Pursuant to the Executive Management Agreement entered into between the Company and Mr. Shankman, Mr. Shankman will be compensated with a base annual salary of US$120,000, subject to annual increases of 1.25 x the annual inflation rate as determined by the US Federal Reserve Board, an option grant for the issuance of up to 50,000 common shares vested over three years, and annual performance milestone bonuses of up to 35% during the first year, 40% during the second year and thereafter up to 50% of the base salary. Should Mr. Shankman be terminated without cause, after an initial six months with the Company, he will be entitled to severance pay equal to two (2) months base salary, with such severance pay increasing by a month for each completed year of employment. Mr. Shankman will also be entitled to medical and dental benefits equal in value to up to $2,000 per month and four (4) weeks of paid vacation.

Subsequent to the fiscal year end, on September 4, 2024, we entered into an engagement agreement with H.C. Wainwright & Co. LLC (“HCW”), pursuant to which we agreed to sell in a registered direct offering, 1,633,987 shares of common stock at a purchase price of $3.06 per share for gross and net proceeds of $5.0 million and $4.5 million, respectively.  Concurrently, the Company issued, by way of a private placement transaction, 4,551,019 share purchase warrants, entitling the holder thereof to purchase up to 4,551,019 shares of common stock at a price of $3.06 per share for a period of five years from the date of shareholder approval for such warrant issuance.  The securities were issued on October 16, 2024, with the shares registered pursuant to a take down of the Company’s Form S-3 registration statement and the warrants and related warrant shares are required to be registered pursuant to a Form S-1 registration statement  As part of the terms and conditions of the warrant issuance, the sole investor agreed to cancel the share purchase warrants that were issued to them in the April 30, 2024 financing.  We also issued HCW warrants to purchase up to 57,190 shares at an exercise price of $3.825 per share. HCW was paid 7% of the gross proceeds and was also reimbursed $70,000 for its expenses and $15,950 in closing fees.

On October 1, 2024, the Company awarded an option grant to an employee for the purchase of up to 12,000 common shares at an exercise price of $3.17 per share.

In October 2024, the Company sold 8,402 shares of common stock through an At the Market (ATM) offering. Net proceeds from these sales totaled $25,359.